Ingersoll Rand Reports Fourth Quarter and Full Year 2021 Results
Record Orders and Revenue Support Strong Outlook for 2022
Fourth-Quarter 2021 Highlights
(All comparisons against the fourth-quarter of 2020 unless otherwise noted)
•Reported orders of $1,507 million, up 24% (18% organically)
•Reported revenues of $1,419 million, up 16% (11% organically)
•Reported net income attributable to Ingersoll Rand Inc. of $293 million, or earnings of $0.71 per share, up $0.35 per share
◦Adjusted net income from continuing operations, net of tax1 of $280 million, or $0.68 per share
•Adjusted EBITDA1 of $342 million, up 15%, with a margin of 24.1%
•Reported operating cash flow from continuing operations of $247 million and free cash flow from continuing operations1 of $224 million
◦Adjusted free cash flow1 of $225 million, excluding outflows of transaction-related expenses of $4 million and inflows of cash taxes related to recent divestitures of $3 million
•Liquidity of $3.2 billion as of December 31, 2021, including $2.1 billion of cash on hand and undrawn capacity of $1.1 billion under available credit facilities
•Deployed $165 million to acquisitions in the fourth quarter of 2021, including Air Dimensions, Lawrence Factor and Tuthill Pumps and subsequently acquired Jorc for €27 million in February 2022
•Initiated a $0.02 per share quarterly dividend program
Full-Year 2021 Highlights
(All comparisons against the 2020 Supplemental Financial Information2 unless otherwise noted)
•Reported orders of $5,765 million, up 31% (24% organically)
•Reported revenues of $5,152 million, up 19% (12% organically)
•Reported net income attributable to Ingersoll Rand Inc. of $563 million, or earnings of $1.34 per share, up $1.43 per share3
◦Adjusted net income from continuing operations, net of tax of $881 million, or $2.09 per share
•Adjusted EBITDA1 of $1,192 million, up 28%, with a margin of 23.1%
•Reported operating cash flow from continuing operations of $628 million and free cash flow from continuing operations1 of $564 million
◦Adjusted free cash flow1 of $799 million, excluding outflows of transaction-related expenses of $31 million and cash taxes related to recent divestitures of $254 million, and cash inflows from Trane Technologies for Transaction post-closing adjustments of $49 million
2022 Guidance
•Full-year 2022 revenue growth expected to be 11% to 13% and Adjusted EBITDA1 of $1,375 to $1,415 million, up 15% to 19% over prior year
1 Non-GAAP measure (definitions and/or reconciliations in appendix).
2 On February 29, 2020, Gardner Denver Holdings, Inc. closed on the acquisition of Ingersoll-Rand plc’s Industrial segment (the “Transaction”) and assumed the name Ingersoll Rand Inc. “Reported results” reflect the respective contributions from each company based on the closing of the Transaction. For comparative purposes, management has also presented herein Supplemental Financial Information as if the Transaction was completed on January 1, 2018. All comparisons provided are on a year-over-year basis unless otherwise noted.
3 Compared to 2020 reported earnings per share

DAVIDSON, N.C. – February 23, 2022 – Ingersoll Rand Inc. (NYSE: IR), a global provider of mission-critical flow creation and industrial solutions, reported record orders and revenue in the fourth quarter of 2021.

“The momentum from our strong fourth quarter commercial and operational performance has positioned us for continued success as we move into 2022. Our company, driven by our purpose to Make Life Better and enabled by our IRX process, successfully navigated through a continued challenging supply chain and inflationary environment,” said Vicente Reynal, Chairman and CEO. “By executing on our five strategic imperatives, we are committed to delivering long-term outperformance, increasing our sustainability efforts and creating value for our shareholders through disciplined capital allocation and investing for growth. Thanks to the continuous dedicated efforts of our employees, we are well on our way to becoming a recognized earnings compounder, supported by our track record of robust cash flow generation and margin expansion.”
Fourth-Quarter 2021 Segment Review
(All comparisons against the fourth quarter of 2020 unless otherwise noted.)
Industrial Technologies and Services (ITS) Segment: broad range of compressor, vacuum and blower solutions as well as fluid transfer equipment, loading systems, power tools and lifting equipment
•Reported Orders of $1,201 million, up 20% (19% organically)
•Reported Revenues of $1,129 million, up 12% (11% organically)
•Reported Segment Adjusted EBITDA4 of $291 million, up 10%
•Reported Segment Adjusted EBITDA Margin4 of 25.7%, down 40 basis points against a tough comparison in the fourth quarter of 2020 which saw 400 bps of margin expansion. Remained price / cost positive in the quarter with 20 bps of sequential margin expansion as compared to the third quarter of 2021.
•Core industrial end markets saw continued strong demand with orders up 20% as compared to prior year, including strong positive momentum across all major regions. Orders for total compressor offerings, which represent approximately 65% of the total segment, were up in excess of 20%, while orders in Industrial Vacuum & Blowers were up approximately 20%. Orders in Power Tools and Lifting were also up approximately 20%.
Precision and Science Technologies (PST) Segment: highly specialized gas, fluid management systems, liquid and precision syringe pumps and compressors
•Reported Orders of $306 million, up 39% (14% organically)
•Reported Revenues of $290 million, up 40% (15% organically)
•Reported Segment Adjusted EBITDA4 of $78 million, up 22%
•Reported Segment Adjusted EBITDA Margin4 of 26.8%, down 400 basis points, driven primarily by the impact of M&A
•Orders increased 39% as compared to prior year orders led by continued strong double-digit growth in medical pumps, which primarily serves lab and life sciences end markets, Dosatron (water treatment, food sanitation and animal health end markets) and Specialty businesses, as well as the impact of M&A
Discontinued Operations
Specialty Vehicle Technologies (SVT) Segment: Club Car® golf, utility and consumer low-speed vehicles
•Beginning in Q2 2021, Ingersoll Rand classified the SVT business as discontinued operations and has reclassified certain prior year amounts to conform to the current year presentation
High Pressure Solutions (HPS) Segment: diverse range of positive displacement pumps, integrated systems, consumables and associated aftermarket parts and services largely for use in the upstream oil and gas market
•Beginning in Q1 2021, Ingersoll Rand classified the HPS business as discontinued operations and has reclassified certain prior year amounts to conform to the current year presentation
4 Non-GAAP measure (definitions and/or reconciliations in appendix).

Balance Sheet and Cash Flow
Ingersoll Rand remains in a strong financial position with ample liquidity of $3.2 billion. On a reported basis, Ingersoll Rand generated $247 million of cash flow from operating activities from continuing operations and invested $23 million in capital expenditures, resulting in free cash flow from continuing operations5 of $224 million. Operating cash flows from continuing operations in the fourth quarter of 2021 include outflows of transaction-related expenses of $4 million and net inflows of cash taxes related to recent divestitures of $3 million. Excluding the above items, adjusted free cash flow5 in the quarter was $225 million. Operating cash flows from continuing operations for full-year 2021 include outflows of transaction-related expenses of $31 million and cash taxes related to recent divestitures of $254 million, and cash inflows from Trane Technologies for Transaction post-closing adjustments of $49 million. Excluding the above items, adjusted free cash flow5 for full-year 2021 was $799 million, compared to $765 million in the prior year. Net debt to Adjusted EBITDA leverage was 1.1x for the fourth quarter, which was an improvement of 0.9x as compared to the prior year.
2022 Guidance
Ingersoll Rand is establishing full-year 2022 guidance based on expected continued strong demand trends and operational execution in 2022:

	Revenue Growth	Adjusted EBITDA[5]	Phasing Revenue Growth
Total	11-13%	$1,375M - $1,415M	H1: 12-14% H2: 9-11%
Organic	7-9%
ITS	7-9%
PST	8-10%
FX Impact	(~1%)		H1: (1-2%) H2: (0-1%)
M&A	~$225M
Corporate		(~135M) Even per quarter
Conference Call
Ingersoll Rand will host a live earnings conference call to discuss the fourth-quarter and full year results on Thursday, February 24, 2022 at 8:00 a.m. (Eastern Time). To participate in the call, please dial 1-844-200-6205, domestically, or 1-929-526-1599, internationally, and use conference ID, 662067, or ask to be joined into the Ingersoll Rand call. A real-time audio webcast of the presentation can be accessed via the Events and Presentations section of the Ingersoll Rand Investor Relations website (https://investors.irco.com), where related materials will be posted prior to the conference call. A replay of the webcast will be available after conclusion of the conference and can be accessed on the Ingersoll Rand Investor Relations website.
Forward-Looking Statements
This news release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements related to Ingersoll Rand Inc.’s (the “Company” or “Ingersoll Rand”) expectations regarding the performance of its business, its financial results, its liquidity and capital resources and other non-historical statements. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “forecast,” “outlook,” “target,” “endeavor,” “seek,” “predict,” “intend,” “strategy,” “plan,” “may,” “could,” “should,” “will,” “would,” “will be,” “on track to” “will continue,” “will likely result,” “guidance” or the negative thereof or variations thereon or similar terminology generally intended to identify forward-looking statements. All statements other than historical facts are forward-looking statements.
These forward-looking statements are based on Ingersoll Rand’s current expectations and are subject to risks and uncertainties, which may cause actual results to differ materially from these current expectations. Should one or more of these risks or
5 Non-GAAP measure (definitions and/or reconciliations in appendix).

uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) the impact on the Company’s business, suppliers and customers and global economic conditions of the COVID-19 pandemic; (2) unexpected costs, charges or expenses resulting from the completed and proposed business combinations; (3) uncertainty of the expected financial performance of the Company; (4) failure to realize the anticipated benefits of the completed and proposed business combinations; (5) the ability of the Company to implement its business strategy; (6) difficulties and delays in achieving revenue and cost synergies; (7) inability of the Company to retain and hire key personnel; (8) evolving legal, regulatory and tax regimes; (9) changes in general economic and/or industry specific conditions; (10) actions by third parties, including government agencies; (11) adverse impact on our operations and financial performance due to natural disaster, catastrophe, pandemic or other events outside of our control; and (12) other risk factors detailed in Ingersoll Rand’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”), as such factors may be updated from time to time in its periodic filings with the SEC, which are available on the SEC’s website at http://www.sec.gov. The foregoing list of important factors is not exclusive.
Any forward-looking statements speak only as of the date of this release. Ingersoll Rand undertakes no obligation to update any forward-looking statements, whether as a result of new information or development, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.
About Ingersoll Rand Inc.
Ingersoll Rand Inc. (NYSE:IR), driven by an entrepreneurial spirit and ownership mindset, is dedicated to helping make life better for our employees, customers and communities. Customers lean on us for our technology-driven excellence in mission-critical flow creation and industrial solutions across 40+ respected brands where our products and services excel in the most complex and harsh conditions. Our employees develop customers for life through their daily commitment to expertise, productivity and efficiency. For more information, visit www.IRCO.com.
# # #
Non-U.S. GAAP Measures of Financial Performance
In addition to consolidated GAAP financial measures, Ingersoll Rand reviews various non-GAAP financial measures, including “Organic Revenue Growth,” “Adjusted EBITDA,” “Supplemental Adjusted EBITDA,” “Adjusted Net Income,” “Supplemental Further Adjusted Net Income,” “Supplemental Further Adjusted Diluted EPS,” “Adjusted Diluted EPS,” “Free Cash Flow,” “Adjusted Free Cash Flow,” “Supplemental Revenue” and “Supplemental Adjusted Revenue.”
Ingersoll Rand believes Supplemental Adjusted EBITDA, Supplemental Further Adjusted Net Income, Supplemental Further Adjusted Diluted EPS and Supplemental Revenue are helpful supplemental measures to assist management and investors in evaluating the Company’s operating results as they provide supplemental information about the Company’s financial performance on a combined basis as if the Transaction had occurred on January 1, 2018. Ingersoll Rand believes Organic Revenue Growth, Adjusted EBITDA, Supplemental Adjusted EBITDA, Adjusted Net Income, Supplemental Further Adjusted Net Income, Supplemental Further Adjusted Diluted EPS, Adjusted Diluted EPS and Supplemental Revenue are helpful supplemental measures to assist management and investors in evaluating the Company’s operating results as they exclude certain items that are unusual in nature or whose fluctuation from period to period do not necessarily correspond to changes in the operations of Ingersoll Rand’s business. Ingersoll Rand believes Organic Revenue Growth is a helpful supplemental measure to assist management and investors in evaluating the Company’s operating results as it excludes the impact of foreign currency and acquisitions on revenue growth. Adjusted EBITDA represents net income before interest, taxes, depreciation, amortization and certain non-cash, non-recurring and other adjustment items. Supplemental Adjusted EBITDA represents Adjusted EBITDA as if the Transaction had occurred on January 1, 2018. Adjusted Net Income is defined as net income including interest, depreciation and amortization of non-acquisition related intangible assets and excluding other items used to calculate Adjusted EBITDA and further adjusted for the tax effect of these exclusions. Supplemental Further Adjusted Net Income represents Adjusted Net Income as if the Transaction had occurred on January 1, 2018. Ingersoll Rand believes that the adjustments applied in presenting Adjusted EBITDA, Supplemental Adjusted EBITDA, Adjusted Net Income and Supplemental Further Adjusted Net Income are appropriate to provide additional information to investors about certain material non-cash items and about non-recurring items that the Company does not expect to continue at the same level in the future.

Adjusted Diluted EPS is defined as Adjusted Net Income divided by Adjusted Diluted Average Shares Outstanding. Supplemental Further Adjusted Diluted EPS is defined as Supplemental Further Adjusted Net Income divided by Adjusted Diluted Average Shares Outstanding as if the Transaction had occurred on January 1, 2018. Supplemental Revenue represents revenue for the Company as if the Transaction had occurred on January 1, 2018.
Ingersoll Rand uses Free Cash Flow and Adjusted Free Cash Flow to review the liquidity of its operations. Ingersoll Rand measures Free Cash Flow as cash flows from operating activities less capital expenditures, and Adjusted Free Cash Flow as cash flows from operating activities less capital expenditures and other adjustments. Ingersoll Rand believes Free Cash Flow and Adjusted Free Cash Flow are useful supplemental financial measures for management and investors in assessing the Company’s ability to pursue business opportunities and investments and to service its debt. Free Cash Flow and Adjusted Free Cash Flow are not measures of our liquidity under GAAP and should not be considered as an alternative to cash flows from operating activities.
Management and Ingersoll Rand’s board of directors regularly use these measures as tools in evaluating the Company’s operating and financial performance and in establishing discretionary annual compensation. Such measures are provided in addition to, and should not be considered to be a substitute for, or superior to, the comparable measures under GAAP. In addition, Ingersoll Rand believes that Adjusted EBITDA, Adjusted Net Income, Adjusted Diluted EPS, Free Cash Flow and Adjusted Free Cash Flow are frequently used by investors and other interested parties in the evaluation of issuers, many of which also present Adjusted EBITDA, Adjusted Net Income, Adjusted Diluted EPS, Free Cash Flow and Adjusted Free Cash Flow when reporting their results in an effort to facilitate an understanding of their operating and financial results and liquidity.
Organic Revenue Growth, Adjusted EBITDA, Supplemental Adjusted EBITDA, Adjusted Net Income, Supplemental Further Adjusted Net Income, Supplemental Further Adjusted Diluted EPS, Adjusted Diluted EPS, Free Cash Flow, Adjusted Free Cash Flow and Supplemental Revenue should not be considered as alternatives to net income, diluted earnings per share or any other performance measure derived in accordance with GAAP, or as alternatives to cash flow from operating activities as a measure of our liquidity. Organic Revenue Growth, Adjusted EBITDA, Supplemental Adjusted EBITDA, Adjusted Net Income, Supplemental Further Adjusted Net Income, Supplemental Further Adjusted Diluted EPS, Adjusted Diluted EPS, Free Cash Flow, Adjusted Free Cash Flow and Supplemental Revenue have limitations as analytical tools, and you should not consider such measures either in isolation or as substitutes for analyzing Ingersoll Rand’s results as reported under GAAP.
Reconciliations of Organic Revenue Growth, Adjusted EBITDA, Supplemental Adjusted EBITDA, Adjusted Net Income, Supplemental Further Adjusted Net Income, Supplemental Further Adjusted Diluted EPS, Adjusted Diluted EPS, Free Cash Flow, Adjusted Free Cash Flow and Supplemental Revenue to their most comparable U.S. GAAP financial metrics for historical periods are presented in the tables below.
Reconciliations of non-GAAP measures related to full year 2022 guidance have not been provided due to the unreasonable efforts it would take to provide such reconciliations due to the high variability, complexity and uncertainty with respect to forecasting and quantifying certain amounts that are necessary for such reconciliations, including net income (loss) and adjustments that could be made for acquisitions-related expenses, restructuring and other business transformation costs, gains or losses on foreign currency exchange and the timing and magnitude of other amounts in the reconciliation of historic numbers. For the same reasons, we are unable to address the probable significance of the unavailable information, which could have a potentially unpredictable, and potentially significant, impact on our future GAAP financial results.

Contacts:
Media:	Investor Relations:
Misty Zelent	Christopher Miorin
mzelent@irco.com	christopher.miorin@irco.com

INGERSOLL RAND INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited; in millions, except per share amounts)

	For the Three Month Period Ended December 31,		For the Twelve Month Period Ended December 31,
	2021	2020	2021	2020
Revenues	$1,418.8	$1,218.5	$5,152.4	$3,973.2
Cost of sales	909.4	755.5	3,163.9	2,568.3
Gross Profit	509.4	463.0	1,988.5	1,404.9
Selling and administrative expenses	255.9	222.2	1,028.0	789.3
Amortization of intangible assets	88.1	95.0	332.9	335.1
Impairment of other intangible assets	—	—	—	19.9
Other operating expense, net	25.0	30.9	61.9	201.0
Operating Income	140.4	114.9	565.7	59.6
Interest expense	19.4	24.4	87.7	111.1
Loss on extinguishment of debt	—	—	9.0	2.0
Other income, net	(3.9)	(3.0)	(44.0)	(8.1)
Income (Loss) from Continuing Operations Before Income Taxes	124.9	93.5	513.0	(45.4)
Provision (benefit) for income taxes	(47.6)	(12.9)	(21.8)	11.4
Loss on equity method investments	(8.5)	—	(11.4)	—
Income (Loss) from Continuing Operations	164.0	106.4	523.4	(56.8)
Income from discontinued operations, net of tax	129.7	44.7	41.6	24.4
Net Income (Loss)	293.7	151.1	565.0	(32.4)
Less: Net income (loss) attributable to noncontrolling interests	0.7	(0.5)	2.5	0.9
Net Income (Loss) Attributable to Ingersoll Rand Inc.	$293.0	$151.6	$562.5	$(33.3)

Amounts attributable to Ingersoll Rand Inc. common stockholders:
Income (loss) from continuing operations, net of tax	$163.3	$106.9	$520.9	$(57.7)
Income from discontinued operations, net of tax	129.7	44.7	41.6	24.4
Net income (loss) attributable to Ingersoll Rand Inc.	$293.0	$151.6	$562.5	$(33.3)

Basic earnings (loss) per share of common stock:
Earnings (loss) from continuing operations	$0.40	$0.26	$1.26	$(0.15)
Earnings from discontinued operations	0.32	0.11	0.10	0.06
Net earnings (loss)	0.72	0.36	1.36	(0.09)

Diluted earnings (loss) per share of common stock:
Earnings (loss) from continuing operations	$0.40	$0.25	$1.24	$(0.15)
Earnings from discontinued operations	0.31	0.11	0.10	0.06
Net earnings (loss)	0.71	0.36	1.34	(0.09)

INGERSOLL RAND INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(Unaudited; in millions, except share amounts)

	December 31, 2021	December 31, 2020
Assets
Current assets:
Cash and cash equivalents	$2,109.6	$1,750.9
Accounts receivable, net of allowance for credit losses of $42.3 and $50.9, respectively	948.6	861.8
Inventories	854.2	716.7
Other current assets	186.9	195.3
Assets of discontinued operations - current	15.6	337.4
Total current assets	4,114.9	3,862.1
Property, plant and equipment, net of accumulated depreciation of $357.7 and $291.1, respectively	648.6	609.0
Goodwill	5,981.6	5,582.6
Other intangible assets, net	3,912.7	3,797.2
Deferred tax assets	28.0	15.6
Other assets	468.7	329.3
Assets of discontinued operations - long-term	—	1,862.8
Total assets	$15,154.5	$16,058.6
Liabilities and Stockholders' Equity
Current liabilities:
Short-term borrowings and current maturities of long-term debt	$38.8	$40.4
Accounts payable	670.5	536.4
Accrued liabilities	741.3	708.9
Liabilities of discontinued operations - current	17.1	212.9
Total current liabilities	1,467.7	1,498.6
Long-term debt, less current maturities	3,401.8	3,859.1
Pensions and other postretirement benefits	195.1	272.5
Deferred income taxes	708.6	702.4
Other liabilities	310.1	343.7
Liabilities of discontinued operations - long-term	—	192.8
Total liabilities	$6,083.3	$6,869.1
Stockholders' equity:
Common stock, $0.01 par value; 1,000,000,000 shares authorized; 423,785,571 and 420,123,978 shares issued as of December 31, 2021 and 2020, respectively	4.3	4.2
Capital in excess of par value	9,408.6	9,310.3
Retained earnings (accumulated deficit)	378.6	(175.7)
Accumulated other comprehensive income (loss)	(41.6)	14.2
Treasury stock at cost; 16,000,364 and 1,496,169 shares as of December 31, 2021 and 2020, respectively	(748.4)	(33.3)
Total Ingersoll Rand stockholders' equity	$9,001.5	$9,119.7
Noncontrolling interests	69.7	69.8
Total equity	$9,071.2	$9,189.5
Total liabilities and equity	$15,154.5	$16,058.6

INGERSOLL RAND INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited; in millions)

	Twelve Month Period Ended December 31,
	2021	2020
Cash Flows From Operating Activities From Continuing Operations:
Net income (loss)	$565.0	$(32.4)
Income from discontinued operations, net of tax	41.6	24.4
Income (loss) from continuing operations	523.4	(56.8)
Adjustments to reconcile net income (loss) from continuing operations to net cash provided by operating activities from continuing operations:
Amortization of intangible assets	332.9	335.1
Depreciation	89.2	77.4
Impairment of intangible assets	—	19.9
Non-cash restructuring charges	1.1	6.2
Stock-based compensation expense	87.2	47.5
Loss on equity method investments	11.4	—
Foreign currency transaction losses (gains), net	(12.0)	18.6
Loss on extinguishment of debt	9.0	2.0
Non-cash adjustments to carrying value of LIFO inventories	33.2	39.8
Deferred income taxes	(103.6)	(83.1)
Other non-cash adjustments	(0.2)	—
Changes in assets and liabilities:
Receivables	(62.5)	52.4
Inventories	(134.4)	159.0
Accounts payable	118.2	(43.4)
Accrued liabilities	(220.0)	115.7
Other assets and liabilities, net	(45.1)	(36.8)
Net cash provided by operating activities from continuing operations	627.8	653.5
Cash Flows From Investing Activities From Continuing Operations:
Capital expenditures	(64.1)	(42.0)
Net cash (paid) acquired in business combinations	(974.8)	9.0
Disposals of property, plant and equipment	9.5	1.7
Net cash used in investing activities from continuing operations	(1,029.4)	(31.3)
Cash Flows From Financing Activities From Continuing Operations:
Principal payments on long-term debt	(435.7)	(1,619.1)
Proceeds from long-term debt	—	1,980.1
Cash dividends on common stock	(8.2)	—
Purchases of treasury stock	(736.8)	(2.1)
Proceeds from stock option exercises	23.7	22.7
Payments of debt issuance costs	—	(47.8)
Purchase of shares from noncontrolling interests	—	(14.9)
Proceeds from sale of noncontrolling interests	—	11.9
Other financing	—	(2.1)
Net cash provided by (used in) financing activities from continuing operations	(1,157.0)	328.7
Cash Flows From Discontinued Operations:
Net cash provided by (used in) operating activities	(12.3)	260.8
Net cash provided by (used in) investing activities	1,943.7	(6.6)
Net cash provided by discontinued operations	1,931.4	254.2
Effect of exchange rate changes on cash and cash equivalents	(14.1)	40.3
Net increase in cash and cash equivalents	358.7	1,245.4
Cash and cash equivalents, beginning of year	1,750.9	505.5
Cash and cash equivalents, end of year	$2,109.6	$1,750.9

INGERSOLL RAND INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO ADJUSTED NET INCOME
(Unaudited; in millions)

	For the Three Months Ended December 31,		For the Twelve Months Ended December 31,
	2021	2020	2021	2020
Net Income (Loss)	$293.7	$151.1	$565.0	$(32.4)
Less: Income from Discontinued Operations	47.9	15.4	121.0	26.0
Less: Income Tax Benefit (Provision) from Discontinued Operations	81.8	29.3	(79.4)	(1.6)
Income (Loss) from Continuing Operations	164.0	106.4	523.4	(56.8)
Plus:
Provision (benefit) for income taxes	(47.6)	(12.9)	(21.8)	11.4
Amortization of acquisition related intangible assets	83.9	92.0	315.9	327.0
Impairment of intangible assets	—	—	—	19.9
Restructuring and related business transformation costs	6.3	8.4	18.8	88.0
Acquisition related expenses and non-cash charges	26.0	22.6	65.2	181.5
Stock-based compensation	23.0	20.2	95.9	47.0
Foreign currency transaction losses (gains), net	1.6	5.9	(12.0)	18.6
Loss on equity method investments	8.5	—	11.4	—
Loss on extinguishment of debt	—	—	9.0	2.0
Adjustments to LIFO inventories	33.2	4.2	33.2	39.8
Gain on settlement of post-acquisition contingencies	—	—	(30.1)	—
Other adjustments	(3.0)	1.8	(6.8)	5.2
Minus:
Income tax provision, as adjusted	15.9	58.7	120.7	163.6
Adjusted Net Income	$280.0	$189.9	$881.4	$520.0

INGERSOLL RAND INC. AND SUBSIDIARIES
RECONCILIATION OF DILUTED NET INCOME (LOSS) PER SHARE TO ADJUSTED DILUTED NET INCOME PER SHARE FROM CONTINUING OPERATIONS
(Unaudited; in millions, except per share amounts)

	For the Three Months Ended December 31,		For the Twelve Months Ended December 31,
	2021	2020	2021	2020
Diluted Net Income (Loss) Per Share (As Reported)[1]	$0.71	$0.36	$1.34	$(0.09)
Less: Diluted Net Income (Loss) Per Share from Discontinued Operations (As Reported)[1]	0.31	0.11	0.10	0.06
Diluted Net Income (Loss) Per Share from Continuing Operations (As Reported)[1]	0.40	0.25	1.24	(0.15)
Plus:
Effect of Adjusted diluted shares	—	—	—	—
Provision (benefit) for income taxes	(0.11)	(0.03)	(0.05)	0.03
Amortization of acquisition related intangible assets	0.20	0.22	0.75	0.84
Impairment of intangible assets	—	—	—	0.05
Restructuring and related business transformation costs	0.02	0.02	0.05	0.23
Acquisition related expenses and non-cash charges	0.06	0.05	0.15	0.47
Stock-based compensation	0.06	0.05	0.23	0.12
Foreign currency transaction losses (gains), net	—	0.01	(0.03)	0.05
Loss on equity method investments	0.02	—	0.03	—
Loss on extinguishment of debt	—	—	0.02	0.01
Adjustments to LIFO inventories	0.08	0.01	0.08	0.10
Gain on settlement of post-acquisition contingencies	—	—	(0.07)	—
Other adjustments	(0.01)	0.01	(0.02)	0.01
Minus:
Income tax provision, as adjusted	0.04	0.14	0.29	0.42
Adjusted Diluted Net Income Per Share from Continuing Operations[2]	$0.68	$0.45	$2.09	$1.34

Average shares outstanding:
Basic, as reported	407.8	418.4	414.8	382.8
Diluted, as reported[3]	413.4	424.5	421.2	382.8
Adjusted diluted[2]	413.4	424.5	421.2	387.2
1 Diluted (loss) earnings per share (as reported) are calculated by dividing net (loss) income attributable to Ingersoll Rand Inc. by the diluted average shares outstanding for the respective periods.
2 Adjusted diluted share count and adjusted diluted earnings per share include incremental dilutive shares, using the treasury stock method, which are added to average shares outstanding.
3 Due to net losses in certain periods shown, basic and diluted average shares outstanding are the same in those periods.

INGERSOLL RAND INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO ADJUSTED EBITDA AND ADJUSTED INCOME FROM CONTINUING OPERATIONS, NET OF TAX AND CASH FLOWS FROM OPERATING ACTIVITIES FROM CONTINUING OPERATIONS TO FREE CASH FLOW
(Unaudited; in millions)

	For the Three Month Period Ended December 31,		For the Twelve Month Period Ended December 31,
	2021	2020	2021	2020
Net Income (Loss)	$293.7	$151.1	$565.0	$(32.4)
Less: Income from discontinued operations	47.9	15.4	121.0	26.0
Less: Income tax benefit (provision) from discontinued operations	81.8	29.3	(79.4)	(1.6)
Income (loss) from continuing operations, net of tax	164.0	106.4	523.4	(56.8)
Plus:
Interest expense	19.4	24.4	87.7	111.1
Provision for income taxes	(47.6)	(12.9)	(21.8)	11.4
Depreciation expense	22.6	20.7	85.1	75.3
Amortization expense	88.1	95.0	332.9	335.1
Impairment of intangible assets	—	—	—	19.9
Restructuring and related business transformation costs	6.3	8.4	18.8	88.0
Acquisition related expenses and non-cash charges	26.0	22.6	65.2	181.5
Stock-based compensation	23.0	20.2	95.9	47.0
Foreign currency transaction losses (gains), net	1.6	5.9	(12.0)	18.6
Loss on equity method investments	8.5	—	11.4	—
Loss on extinguishment of debt	—	—	9.0	2.0
Adjustments to LIFO inventories	33.2	4.2	33.2	39.8
Gain on settlement of post-acquisition contingencies	—	—	(30.1)	—
Other adjustments	(3.0)	1.8	(6.8)	5.2
Adjusted EBITDA	$342.1	$296.7	$1,191.9	$878.1
Minus:
Interest expense	19.4	24.4	87.7	111.1
Income tax provision, as adjusted	15.9	58.7	120.7	163.6
Depreciation expense	22.6	20.7	85.1	75.3
Amortization of non-acquisition related intangible assets	4.2	3.0	17.0	8.1
Adjusted Income from Continuing Operations, Net of Tax	$280.0	$189.9	$881.4	$520.0

Free Cash Flow from Continuing Operations:
Cash flows from operating activities from continuing operations	246.9	315.3	627.8	653.5
Minus:
Capital expenditures	22.9	12.9	64.1	42.0
Free Cash Flow	$224.0	$302.4	$563.7	$611.5

INGERSOLL RAND INC. AND SUBSIDIARIES
RECONCILIATION OF CASH FLOW FROM OPERATING ACTIVITIES TO ADJUSTED CASH FLOW FROM OPERATING ACTIVITIES AND ADJUSTED FREE CASH FLOW
(Unaudited; in millions)

	For the Three Month Period Ended December 31,		For the Twelve Month Period Ended December 31,
	2021	2020	2021	2020
Cash Flow from Operating Activities from Continuing Operations	$246.9	$315.3	$627.8	$653.5
Plus:
Synergy delivery and stand-up related costs	3.9	25.5	31.3	153.4
Cash taxes related to SVT and HPS divestitures	(2.6)	—	253.7	—
Settlement of post-acquisition contingencies	—	—	(49.5)	—
Adjusted Cash Flow from Operating Activities	248.2	340.8	863.3	806.9
Minus:
Capital expenditures	22.9	12.9	64.1	42.0
Adjusted Free Cash Flow	$225.3	$327.9	$799.2	$764.9

INGERSOLL RAND INC. AND SUBSIDIARIES
RECONCILIATION OF SEGMENT ADJUSTED EBITDA TO NET INCOME (LOSS)
(Unaudited; in millions)

	For the Three Months Ended December 31,		For the Twelve Months Ended December 31,
	2021	2020	2021	2020
Orders
Industrial Technologies and Services	$1,201.1	$996.8	$4,678.8	$3,254.3
Precision and Science Technologies	305.9	220.3	1,085.6	746.9
Total Orders	$1,507.0	$1,217.1	$5,764.4	$4,001.2
Revenue
Industrial Technologies and Services	$1,129.0	$1,012.0	$4,161.0	$3,248.2
Precision and Science Technologies	289.8	206.5	991.4	725.0
Total Revenue	$1,418.8	$1,218.5	$5,152.4	$3,973.2
Segment Adjusted EBITDA
Industrial Technologies and Services	$290.7	$264.4	$1,033.7	$759.8
Precision and Science Technologies	77.6	63.5	291.4	220.2
Total Segment Adjusted EBITDA	$368.3	$327.9	$1,325.1	$980.0
Less items to reconcile Segment Adjusted EBITDA to Income (Loss) Before Income Taxes:
Corporate expenses not allocated to segments	$26.2	$31.2	$133.2	$101.9
Interest expense	19.4	24.4	87.7	111.1
Depreciation and amortization expense	110.7	115.7	418.0	410.4
Impairment of intangible assets	—	—	—	19.9
Restructuring and related business transformation costs	6.3	8.4	18.8	88.0
Acquisition related expenses and non-cash charges	26.0	22.6	65.2	181.5
Stock-based compensation	23.0	20.2	95.9	47.0
Loss on extinguishment of debt	—	—	9.0	2.0
Foreign currency transaction losses (gains), net	1.6	5.9	(12.0)	18.6
Adjustments to LIFO inventories	33.2	4.2	33.2	39.8
Gain on settlement of post-acquisition contingencies	—	—	(30.1)	—
Other adjustments	(3.0)	1.8	(6.8)	5.2
Income (Loss) from Continuing Operations Before Income Taxes	124.9	93.5	513.0	(45.4)
Provision (benefit) for income taxes	(47.6)	(12.9)	(21.8)	11.4
Loss on equity method investments	(8.5)	—	(11.4)	—
Income (Loss) from Continuing Operations	164.0	106.4	523.4	(56.8)
Income from discontinued operations, net of tax	129.7	44.7	41.6	24.4
Net Income (Loss)	$293.7	$151.1	$565.0	$(32.4)

INGERSOLL RAND INC. AND SUBSIDIARIES
ADJUSTED COMBINED FINANCIAL INFORMATION BY SEGMENT
(Dollars in millions, per share amounts in whole dollars)

	For the Three Months Ended December 31, 2021	For the Twelve Months Ended December 31, 2021
Ingersoll Rand
Orders	$1,507.0	$5,764.5
Revenue	1,418.8	5,152.4
Adjusted EBITDA (non-GAAP)	342.1	1,191.9
Adjusted EBITDA Margin (non-GAAP)	24.1%	23.1%
Adjusted Net Income (non-GAAP)	280.0	881.4
Adjusted Diluted EPS (non-GAAP)	$0.68	$2.09

Industrial Technologies & Services
Orders	$1,201.1	$4,678.8
Revenue	1,129.0	4,161.0
Adjusted EBITDA (non-GAAP)	290.7	1,033.7
Adjusted EBITDA Margin (non-GAAP)	25.7%	24.8%

Precision & Science Technologies
Orders	$305.9	$1,085.7
Revenue	289.8	991.4
Adjusted EBITDA (non-GAAP)	77.6	291.4
Adjusted EBITDA Margin (non-GAAP)	26.8%	29.4%

INGERSOLL RAND INC. AND SUBSIDIARIES
ORDER AND REVENUE GROWTH BY SEGMENT(1)

(Unaudited)	For the Three Month Period Ended December 31, 2021
	Orders	Revenue
Ingersoll Rand
Organic growth	18.3%	11.3%
Impact of foreign currency	(1.2%)	(1.2%)
Impact of acquisitions	6.7%	6.3%
Total adjusted orders and revenue growth	23.8%	16.4%

Industrial Technologies & Services
Organic growth	19.2%	10.6%
Impact of foreign currency	(1.2%)	(1.1%)
Impact of acquisitions	2.5%	2.1%
Total adjusted orders and revenue growth	20.5%	11.6%

Precision & Science Technologies
Organic growth	14.3%	15.0%
Impact of foreign currency	(1.5%)	(1.5%)
Impact of acquisitions	26.1%	26.8%
Total adjusted orders and revenue growth	38.9%	40.3%
(1)Organic growth/(decline), impact of foreign currency, and impact of acquisitions are non-GAAP measures. References to “impact of acquisitions” refer to GAAP sales from acquired businesses recorded prior to the first anniversary of the acquisition. The portion of GAAP revenue attributable to currency translation is calculated as the difference between (a) the period-to-period change in revenue (excluding acquisition sales) and (b) the period-to-period change in revenue (excluding acquisition sales) after applying prior year foreign exchange rates to the current year period.

Ingersoll Rand is providing the below unaudited supplemental historical financial information of the Company on a non-GAAP adjusted basis for the fiscal year ended December 31, 2020 as if the Transaction was completed on January 1, 2018, to assist investors in assessing Ingersoll Rand’s historical performance on a basis that includes the combined results of operations of both Gardner Denver Holdings, Inc. and Ingersoll-Rand plc’s Industrial segment. Ingersoll Rand management believes this unaudited supplemental historical financial information helps investors understand the long-term profitability trends of its recently combined business giving effect to the Transaction and facilitates comparisons of our profitability to prior and future periods and to our peers. The supplemental historical financial information herein may not be comparable to similarly titled measures reported by other companies.
•Table 1: In Table 1, the Company presents its unaudited combined Supplemental Adjusted Orders, Supplemental Adjusted Revenues, Supplemental Adjusted EBITDA, and Supplemental Adjusted EBITDA Margin at both the consolidated Company level and segment levels for the period ended December 31, 2020 on a basis that reflects the Transaction happening on January 1, 2018 and Ingersoll Rand’s new segment structure post-Transaction. Additionally, the tables present unaudited Supplemental Further Adjusted Net Income and unaudited Supplemental Further Adjusted Diluted EPS at the consolidated Company level.
•Table 2: In Table 2, the Company presents unaudited supplemental adjusted combined revenue growth/(decline), orders growth/(decline), and their components (including the non-GAAP measures of organic revenue growth/(decline), impact of foreign currency, and impact of acquisitions) on a basis that reflects the Transaction happening on January 1, 2018 and Ingersoll Rand’s new segment structure post-Transaction.
•Table 3: In Table 3, the Company presents a reconciliation of GAAP Revenue to Supplemental Adjusted Revenue by Segment and for the Company and Adjusted EBITDA to Supplemental Segment Adjusted EBITDA.
•Table 4: In Table 4, the Company presents a reconciliation of GAAP Net (Loss) Income to Adjusted EBITDA and Supplemental Adjusted EBITDA and Supplemental Further Adjusted Net Income.
•Table 5: In Table 5, the Company presents a reconciliation of GAAP Diluted EPS to Supplemental Further Adjusted Diluted EPS.

Table 1: Unaudited Supplemental Adjusted Combined Financial Information by Segment
INGERSOLL RAND INC. AND SUBSIDIARIES
UNAUDITED SUPPLEMENTAL ADJUSTED COMBINED FINANCIAL INFORMATION BY SEGMENT
(Dollars in millions, per share amounts in whole dollars)

For the Twelve Months Ended December 31, 2020
Ingersoll Rand
Supplemental Adjusted Orders	$4,410.5
Supplemental Adjusted Revenue (non-GAAP)	4,344.4
Supplemental Adjusted EBITDA (non-GAAP)	933.9
Supplemental Adjusted EBITDA Margin (non-GAAP)	21.5%
Supplemental Further Adjusted Net Income (non-GAAP)	542.5
Supplemental Further Adjusted Diluted EPS (non-GAAP)	$1.28

Industrial Technologies & Services
Supplemental Adjusted Orders	$3,576.2
Supplemental Adjusted Revenue (non-GAAP)	3,540.0
Supplemental Adjusted EBITDA (non-GAAP)	800.1
Supplemental Adjusted EBITDA Margin (non-GAAP)	22.6%

Precision & Science Technologies
Supplemental Adjusted Orders	$834.3
Supplemental Adjusted Revenue (non-GAAP)	804.4
Supplemental Adjusted EBITDA (non-GAAP)	240.6
Supplemental Adjusted EBITDA Margin (non-GAAP)	29.9%

Table 2: Unaudited Supplemental Adjusted Combined Revenue Growth and Order Growth by Segment (1)
INGERSOLL RAND INC. AND SUBSIDIARIES
UNAUDITED SUPPLEMENTAL ADJUSTED COMBINED FINANCIAL INFORMATION
UNAUDITED SUPPLEMENTAL ADJUSTED REVENUE AND ORDER GROWTH BY SEGMENT

	For the Twelve Month Period Ended December 31, 2021
	Orders	Revenue
Ingersoll Rand
Organic growth	23.6%	12.3%
Impact of foreign currency	3.0%	2.6%
Impact of acquisitions	4.1%	3.7%
Total adjusted orders and revenue growth	30.7%	18.6%

Industrial Technologies & Services
Organic growth	25.1%	12.6%
Impact of foreign currency	3.0%	2.7%
Impact of acquisitions	2.7%	2.2%
Total adjusted orders and revenue growth	30.8%	17.5%

Precision & Science Technologies
Organic growth	17.5%	10.9%
Impact of foreign currency	2.6%	2.3%
Impact of acquisitions	10.0%	10.0%
Total adjusted orders and revenue growth	30.1%	23.2%
(1)Organic growth, impact of foreign currency, and impact of acquisitions are non-GAAP measures. References to “impact of acquisitions” refer to GAAP sales from acquired businesses recorded prior to the first anniversary of the acquisition. The portion of GAAP revenue attributable to currency translation is calculated as the difference between (a) the period-to-period change in revenue (excluding acquisition sales) and (b) the period-to-period change in revenue (excluding acquisition sales) after applying prior year foreign exchange rates to the current year period.

Table 3: Reconciliation of GAAP Revenue to Supplemental Adjusted Revenue by Segment and for the Company and Segment Adjusted EBITDA to Supplemental Segment Adjusted EBITDA
INGERSOLL RAND INC. AND SUBSIDIARIES
UNAUDITED SUPPLEMENTAL ADJUSTED COMBINED FINANCIAL INFORMATION RECONCILIATION OF GAAP REVENUE TO SUPPLEMENTAL ADJUSTED REVENUE BY SEGMENT AND FOR THE COMPANY AND SEGMENT ADJUSTED EBITDA TO SUPPLEMENTAL SEGMENT ADJUSTED EBITDA
(Dollars in millions)

	For the Twelve Month Period Ended December 31, 2020
	GAAP Revenue	Adjustments (1)	Supplemental Adjusted Revenue
Segment
Industrial Technologies & Services	$3,248.2	$291.8	$3,540.0
Precision & Science Technologies	725.0	79.4	804.4
Total Company	$3,973.2	$371.2	$4,344.4

	Adjusted EBITDA	Adjustments (1)	Supplemental Adjusted EBITDA
Segment
Industrial Technologies & Services	$759.8	$40.3	$800.1
Precision & Science Technologies	220.2	20.4	240.6
Total Segments	$980.0	$60.7	$1,040.7
(1)For the year ended December 31, 2020, the “Adjustments” column represents the impact of two months (January and February of 2020) of standalone legacy Ingersoll Rand Industrial Segment activity. As it relates to adjustments to Segment Adjusted EBITDA, these amounts are impacted by the recently merged Company's corporate costs, a portion of which is allocated to the business segments.

Table 4: Reconciliation of GAAP Net Loss to Adjusted EBITDA and Supplemental Adjusted EBITDA and Supplemental Further Adjusted Net Income
INGERSOLL RAND INC. AND SUBSIDIARIES
UNAUDITED SUPPLEMENTAL ADJUSTED COMBINED FINANCIAL INFORMATION
RECONCILIATION OF GAAP NET LOSS TO ADJUSTED EBITDA AND SUPPLEMENTAL ADJUSTED EBITDA AND SUPPLEMENTAL FURTHER ADJUSTED NET INCOME
(in millions)

For the Twelve Months Ended December 31, 2020
Net Loss (GAAP)	$(32.4)
Less: Income from discontinued operations	26.0
Less: Income tax provision from discontinued operations	(1.6)
Loss from continuing operations, net of tax	(56.8)
Plus (1):
Interest expense	111.1
Provision for income taxes	11.4
Depreciation expense	75.3
Amortization expense	335.1
Impairment of intangible assets	19.9
Restructuring and related business transformation costs	88.0
Acquisition related expenses and non-cash charges	181.5
Stock-based compensation	47.0
Foreign currency transaction losses, net	18.6
Loss on extinguishment of debt	2.0
Adjustments to LIFO inventories	39.8
Other adjustments	5.2
Adjusted EBITDA (1)	878.1
Additional Segment Adjusted EBITDA Adjustments (2):
Industrial Technologies & Services	$40.3
Precision & Science Technologies	20.4
Incremental corporate expenses not allocated to segments	(4.9)
Supplemental Adjusted EBITDA	933.9
Minus:
Adjusted interest expense	119.2
Adjusted income tax provision, as adjusted	177.0
Adjusted depreciation expense	83.8
Adjusted amortization of non-acquisition related intangible assets	11.4
Supplemental Further Adjusted Net Income	$542.5
(1)These amounts are reported in accordance with US GAAP and have not been adjusted to reflect the pro forma impact of a full quarter of the recently combined Ingersoll Rand.
(2)These “Additional Segment Adjusted EBITDA Adjustments” represent the impact of two months (January and February of 2020) of standalone legacy Ingersoll Rand Industrial Segment activity in the twelve month period ended December 31, 2020. The incremental corporate expenses not allocated to segments represent additional corporate expenses incurred by the Company to operate the recently combined Ingersoll Rand.

Table 5: Reconciliation of GAAP Diluted EPS to Supplemental Further Adjusted Diluted EPS
INGERSOLL RAND INC. AND SUBSIDIARIES
UNAUDITED SUPPLEMENTAL ADJUSTED COMBINED FINANCIAL INFORMATION
RECONCILIATION OF GAAP DILUTED EARNINGS PER SHARE TO
SUPPLEMENTAL FURTHER ADJUSTED DILUTED EARNINGS PER SHARE
(Shares in millions, per share amounts in whole dollars)

For the Twelve Months Ended December 31, 2020
Diluted Loss Per Share (GAAP)	$(0.09)
Diluted Earnings Per Share from Discontinued Operations (GAAP)	0.06
Diluted Loss Per Share from Continuing Operations (GAAP)	(0.15)
Plus:
Effect of transaction (1)	0.01
Legacy Ingersoll Rand Industrial Segment's earnings (2)	0.13
Interest expense	0.26
Provision for income taxes	0.03
Depreciation expense	0.18
Amortization expense	0.79
Impairment of intangible assets	0.05
Restructuring and related business transformation costs	0.21
Acquisition related expenses and non-cash charges	0.43
Stock-based compensation	0.11
Foreign currency transaction losses, net	0.04
Shareholder litigation settlement recoveries	0.09
Other adjustments	0.03
Minus:
Adjusted interest expense	0.28
Adjusted income tax provision, as adjusted	0.42
Adjusted depreciation expense	0.20
Adjusted amortization of non-acquisition related intangible assets	0.03
Supplemental Further Adjusted Diluted Earnings Per Share	$1.28
Supplemental Adjusted Diluted Shares Outstanding	422.5
(1)This amount represents the impact of adjusting the GAAP weighted average shares outstanding for the period by the additional shares outstanding as if the acquisition of the Ingersoll Rand Industrial Segment was in effect for the entirety of the twelve month periods ended December 31, 2020.
(2)The “Legacy Ingersoll Rand Industrial Segment's earnings” represent the impact of two months (January and February of 2020) of standalone legacy Ingersoll Rand Industrial Segment activity in the twelve month period ended December 31, 2020. This line is inclusive of incremental corporate expenses not allocated to segments which represent additional corporate expenses incurred by the Company to operate the recently combined Ingersoll Rand.